As filed with the Securities and Exchange Commission on April 29, 2005
                                                     1933 Act File No. 333-44010
                                                     1940 Act File No. 811-10067

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933           [ ]
                         POST-EFFECTIVE AMENDMENT NO. 5         [x]
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940       [ ]
                                 AMENDMENT NO. 8                [x]

                           EATON VANCE VARIABLE TRUST
                           --------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (617) 482-8260
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 ALAN R. DYNNER
                                 --------------
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
     -----------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[x] on May 2, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

{LOGO}










                    Eaton Vance VT Floating-Rate Income Fund
                    A mutual fund seeking high current income

                            Eaton Vance VT Worldwide
                              Health Sciences Fund
   A diversified global growth fund concentrating in health sciences companies

                                Prospectus Dated

                                   May 2, 2005



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus


                                      Page                                  Page
--------------------------------------------------------------------------------
Fund Summaries                          2       Purchasing and Redeeming
Investment Objectives & Principal                 Shares                      11
  Policies and Risks                    7       Tax Information               13
Management and Organization             9       Financial Highlights          14
Valuing Shares                         11
--------------------------------------------------------------------------------



    This prospectus contains important information about the Funds which are available for purchase by separate accounts of insurance companies.
                         Please save it for reference.

FUND SUMMARIES

This section summarizes the investment objectives and principal strategies and risks of investing in each Fund.

Investment Objectives and Principal Strategies

Eaton Vance VT Floating-Rate Income Fund. The VT Floating-Rate Income Fund's investment objective is to provide a high level of current income. To do so, the Fund normally invests primarily in senior floating rate loans ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.

The Fund invests at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities. The Fund may also purchase investment grade fixed income debt securities and money market instruments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

Eaton Vance VT Worldwide Health Sciences Fund. The VT Worldwide Health Sciences Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund invests at least 80% of net assets in securities (primarily common stocks) of companies principally engaged in the discovery, development, production or distribution of products (or services) related to scientific advances in health care, including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment and supplies. The Fund invests in companies with a broad range of market capitalizations, including small companies and may engage in certain hedging transactions. The Fund may invest significantly in foreign securities and will normally be invested in issuers located in at least three different countries. In managing the portfolio, the portfolio management team looks for stocks that will grow in value over time, regardless of short-term market fluctuations. The Fund concentrates (that is, invests at least 25% of its assets) its investments in medical research and the health care industry.

Principal Risk Factors

Eaton Vance VT Floating-Rate Income Fund. The VT Floating-Rate Income Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade debt obligations, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt securities are also subject to the risk of increases in prevailing interest-rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for many loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

The Fund is not a money market fund and its net asset value will fluctuate.

Eaton Vance VT Worldwide Health Sciences Fund. The value of shares of VT Worldwide Health Sciences Fund is sensitive to stock market volatility. Moreover, the stocks in which the Fund invests may be more volatile than the stock market as a whole. If there is a decline in the value of publicly-traded stocks, the value of Fund shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels.


Because the Fund can invest a significant portion of assets in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less-developed countries, these risks can be significant. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

The VT Worldwide Health Sciences Fund concentrates its investments in medical research and the health care industry, so the Fund will likely be affected by events that adversely affect that industry. The Fund has historically held fewer than 60 stocks at any one time; therefore, the Fund is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of Fund shares can also be impacted by regulatory activities that affect health sciences companies. For instance, increased regulation can increase the cost of bringing new products to market and thereby reduce profits.

Neither Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

                          VT Floating-Rate Income Fund

Performance Information. The following bar chart and table provide information about the VT Floating-Rate Income Fund's performance for each calendar year through December 31, 2004. The returns in the bar chart do not reflect any insurance-related expenses and charges. If such charges were reflected, the returns would be lower. The table contains returns for the Fund's shares and a comparison of the Fund's performance to the performance of a broad-based, unmanaged loan market index. Please refer to the prospectus for your insurance contract for information about insurance-related charges and performance data reflecting those charges and expenses. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

                0.31%           2.93%           2.82%
        ---------------------------------------------------------
                2002            2003            2004

For the period from December 31, 2001 through December 31, 2004, the Fund's highest quarterly total return was 1.00% for the quarter ended June 30, 2003, and its lowest quarterly return was -0.02% for the quarter ended March 31, 2002.

                                                                                One           Life of
Average Annual Total Return as of December 31, 2004                             Year            Fund
------------------------------------------------------------------------------------------------------
VT Floating-Rate Income Fund                                                    2.82%          1.97%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees or expenses)      5.12%          5.18%
CSFB Leveraged Loan Index (reflects no deduction for fees or expenses)          5.60%          4.93%

The Fund commenced operations on May 2, 2001. Life of Fund returns are calculated from May 31, 2001. The Fund's primary benchmark index has been changed from the CSFB Leveraged Loan Index to the S&P/LSTA Leveraged Loan Index. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index. The CSFB Leveraged Loan Index is an index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The investment adviser believes the S&P/LSTA Leveraged Loan Index more accurately reflects the Fund's investment universe. Investors cannot invest directly in an index. (Source for the S&P/ LSTA Leveraged Loan Index returns: Bloomberg, L.P. Sources for the CSFB Leveraged Loan Index returns: Credit Suisse First Boston LLC; Thomson Financial.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
------------------------------------------------------------------
Management Fees                                         0.825%
Service Fees*                                           0.250%
Other Expenses                                          0.195%
                                                        ------
Total Annual Fund Operating Expenses                    1.270%
      *Service Fees are paid pursuant to a Service Plan.

Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Funds are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Funds are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan or retirement plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                           1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
VT Floating-Rate Income Fund shares        $129     $403      $697      $1,534

                        VT Worldwide Health Sciences Fund

Performance Information. The following bar chart and table provide information about the VT Worldwide Health Sciences Fund's performance for each calendar year through December 31, 2004. The returns do not reflect any insurance-related expenses and charges. If such charges were reflected, the returns would be lower. The table contains returns for the Fund's shares and a comparison of the Fund's performance to the performance of domestic and foreign stock indices. Please refer to the prospectus for your insurance contract for information about insurance-related charges and performance data reflecting those charges and expenses. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

               -29.77%          29.98%          6.24%
        --------------------------------------------------------
                2002            2003            2004

During the period from December 31, 2001 through December 31, 2004, the Fund's highest quarterly total return was 20.49% for the quarter ended June 30, 2003, and its lowest quarterly return was -18.62% for the quarter ended June 30, 2002.

Average Annual Total Return as of December 31, 2004                             One Year        Life of Fund
-------------------------------------------------------------------------------------------------------------
VT Worldwide Health Sciences Fund                                                6.24%              3.31%
S&P 500 Index (reflects no deduction for fees or expenses)                      10.87%              0.67%
Morgan Stanley Capital International Europe, Australasia &
  Far East Index  (MSCI EAFE) (reflects no deduction for fees or expenses)      20.25%              6.08%

Fund commenced operations on May 2, 2001. Life of Fund returns are calculated from May 31, 2001. The Standard & Poor's 500 Index is an unmanaged index of common stocks trading in the U.S. The MSCI EAFE Index is an unmanaged index of foreign stocks. Investors cannot invest directly in an index. (Source: Lipper, Inc.) The Fund's performance is compared to the performance of a domestic and a foreign index because it invests in domestic and foreign securities.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund's performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund Fees and Expenses. These tables describe the expenses that you may pay if you buy and hold shares.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                         1.30%
Service Fees*                                                           0.25%
Other Expenses                                                          0.33%
                                                                        -----
Total Annual Fund Operating Expenses                                    1.88%
              * Service Fees are paid pursuant to a Service Plan.

Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Funds are not parties to that variable contract, but are merely investment options made available to you by your insurance company under your variable contract. The fees and expenses of the Funds are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you participate through a qualified pension plan or retirement plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
VT Worldwide Health Sciences Fund shares    $191     $592     $1,016     $2,201

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

VT Floating-Rate Income Fund. The VT Floating-Rate Income Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The VT Floating-Rate Income Fund will normally invest at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities. For this purpose, "net assets" will include any borrowings made for investment purposes. This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change.

The VT Floating-Rate Income Fund normally invests primarily in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London InterBank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years.

The VT Floating-Rate Income Fund may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the VT Floating-Rate Income Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Many loans in which the VT Floating-Rate Income Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans in the Fund have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix C to the Statement of Additional Information. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for many loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower. The Fund may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the policy of acquiring interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.

The VT Floating-Rate Income Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

VT Worldwide Health Sciences Fund. The VT Worldwide Health Sciences Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund's investment objective and policies may be changed without shareholder approval. The Trustees have no present intention to make any such change and intend to submit any proposed material change in investment objective to shareholders in advance for their approval.

The VT Worldwide Health Sciences Fund invests at least 80% of net assets in securities (primarily common stocks) of companies principally engaged in the discovery, development, production or distribution of products or services related to scientific advances in health care, including biotechnology, pharmaceuticals, diagnostics, managed health care, medical equipment and supplies, and pharmaceuticals (the "80% policy"). This policy will not be changed unless Fund shareholders are given 60 days' advance notice of the change. For purposes of the 80% policy, net assets includes any borrowings for investment purposes. For the purposes of this 80% requirement, at the time the Fund makes an investment, 50% or more of the company's sales, earnings or assets will arise from or will be dedicated to the application of scientific advances related to health care. The Fund may invest in securities of both established and emerging companies, some of which may be denominated in foreign currencies.

Many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies. The VT Worldwide Health Sciences Fund will invest in securities of emerging growth health sciences companies, which may offer limited products or services or which are at the research and developmental stage with no marketable or approved products or technologies.

The portfolio management team seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making each investment decision, the portfolio management team utilizes the information provided by, and the expertise of, the investment adviser's research staff. The stock selection process will be based on numerous factors, including the potential to increase market share (for larger companies), and the potential of research and development projects (for smaller companies). The portfolio management team considers selling a holding whenever it adds a holding to the Fund. The stock selection process is highly subjective.

Common Investment Practices. VT Worldwide Health Sciences Fund may invest in equity securities of smaller, less seasoned companies. Such securities are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than for larger, more established companies. The Fund may make direct investments in companies in private placement transactions. Because of the absence of any public trading market for some of these investments (such as those that are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

VT Worldwide Health Sciences Fund may invest significantly in foreign securities. VT Floating-Rate Income Fund may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays and risk of loss. As an alternative to holding foreign-traded securities, the Funds may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities).

With respect to non-dollar denominated securities, the Funds may use hedging techniques (such as forward currency exchange contracts and options) to attempt to mitigate adverse effects of foreign currency fluctuations. Forward currency exchange contracts allow a Fund to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to a Fund. For the Funds, currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies.


Neither Fund may invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.


Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. A Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, VT Floating-Rate Income and VT Worldwide Health Sciences Funds may temporarily invest up to 100% of their assets in cash or cash equivalents. While temporarily invested, a Fund may not achieve its investment objective. A Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit losses, it may choose not to do so.


Each Fund may, with the approval of the Trustees of the Trust, seek its investment objective by investing all of its assets in another registered investment company, although neither Fund currently intends to do so.


Portfolio Turnover. The annual portfolio turnover rate for each Fund may exceed 100%. A fund with high turnover (100% or more) may generate more capital gains and pays more brokerage commissions (which reduces return) than a fund with a lower rate.

MANAGEMENT AND ORGANIZATION


Management. Eaton Vance Management ("Eaton Vance"), The Eaton Vance Building, 255 State Street, Boston, MA 02109, manages VT Floating-Rate Income Fund. OrbiMed Advisors LLC (formerly OrbiMed Advisors, Inc.) ("OrbiMed"), 767 3rd Avenue, New York, NY 10017, manages the VT Worldwide Health Sciences Fund. The investment adviser manages the investments of each respective Fund.

Eaton Vance receives a monthly advisory fee equivalent to 0.575% annually of the average daily net assets of the VT Floating-Rate Income Fund up to $1 billion, which fee is reduced on assets of $1 billion and more. For the fiscal year ended December 31, 2004, the Fund paid Eaton Vance advisory fees equivalent to 0.575% of the Fund's average daily net assets.


Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance, are co-portfolio managers of the VT Floating-Rate Income Fund (since inception) and of other Eaton Vance floating-rate loan portfolios (since August 1, 1996).


OrbiMed receives a monthly fee equivalent to 1.00% annually of the VT Worldwide Health Sciences Fund's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets, and 0.75% on assets in excess of $50 million. For assets of $500 million or more, the advisory fee is 0.70% for $500 million but less than $1 billion, 0.65% for $1 billion but less than $1.5 billion, $0.60% for $1.5 billion but less than $2 billion, 0.55% for $2 billion but less than $3 billion and 0.50% for $3 billion and over. OrbiMed may receive a performance-based adjustment of up to 0.25% of the average daily net assets of the VT Worldwide Health Sciences Fund based upon its investment performance compared to the S&P 500 Index over specified periods. The performance fee adjustment to the advisory fee is as follows: after May 1, 2002, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the VT Worldwide Health Sciences Fund differs by at least one percentage point from the record of the S&P 500 Index over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Fund over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Fund performance shall be total return as computed under Rule 482 under the Securities Act of 1933. For the fiscal year ended December 31, 2004, the Fund paid OrbiMed advisory fees equivalent to 1.05% of the Fund's average daily net assets. OrbiMed has agreed to pay Eaton Vance Distributors, Inc., the Fund's principal underwriter, one-third of its advisory fee receipts from its own resources for EVD's assistance in placing shares of the VT Worldwide Health Sciences Fund with various investors.

The Statement of Additional Information provides information regarding the basis for the Trustees' approval of each Fund's investment advisory agreement.

VT Worldwide Health Sciences Fund is managed by a portfolio management team lead by Samuel D. Isaly, who has been the portfolio manager of the Fund since it commenced operations. He is the founder and Managing Partner of OrbiMed and has been employed by OrbiMed (and its predecessor) for more than 5 years. OrbiMed is an investment advisory firm registered with the Securities and Exchange Commission. Mr. Isaly has provided investment advisory services since 1989. The members of his portfolio management team are as follows:

Sven H. Borho, CFA, is a founding General Partner of OrbiMed and a portfolio manager for OrbiMed's public equity funds and heads the firm's trading efforts. Mr. Borho has been employed by OrbiMed (and its predecessor) for more than 5 years.

Richard D. Klemm, Ph.D., CFA, joined OrbiMed in 2000 as a biotechnology analyst. He completed a Ph.D. from the Massachusetts Institute of Technology in molecular biology in 2000.

Geoffrey C. Hsu, CFA, joined OrbiMed in 2002 as a biotechnology analyst. Prior to joining OrbiMed, he worked as a financial analyst in the healthcare investment banking group at Lehman Brothers. Mr. Hsu graduated with an MBA from Harvard Business School in 2002.

Trevor M. Polischuk, Ph.D., joined OrbiMed in 2003 as an analyst covering the major global pharmaceutical industry. Previously, he worked at Lehman Brothers as a Senior Research Analyst covering the U.S. pharmaceutical industry.

Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $95 billion on behalf of mutual funds, institutional clients and individuals. Eaton Vance serves as administrator of each Fund. In this capacity, Eaton Vance administers the affairs of each Fund and provides certain office facilities. In return, each Fund is authorized to pay Eaton Vance a fee of 0.25% of average daily net assets.


The Statement of Additional Information provides additional information about the investment management team, including information about compensation, other accounts managed by the team members, and the team member's ownership of shares of each Fund.

Organization. Each Fund is a series of Eaton Vance Variable Trust, a Massachusetts business trust. The Funds do not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

VALUING SHARES


Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value which is derived from Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).


The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities held by VT Worldwide Health Sciences Fund normally are valued at closing sale prices. For VT Floating-Rate Income Fund, the investment adviser uses an independent pricing service to value most loans and other debt securities at their market value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Fund values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by the pricing service, or the pricing service price is deemed unreliable. In addition, for foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

PURCHASING AND REDEEMING SHARES

The Trust has an underwriting agreement relating to the Funds with Eaton Vance Distributors, Inc. ("EVD"), 255 State Street, Boston, MA 02109. EVD intends to offer shares of each Fund continuously to separate accounts of various insurance companies. The underwriting agreement presently provides that EVD, through the Funds' transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a Fund must be received by Investors Bank & Trust Company, the Funds' transfer agent, before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems Fund shares.


Please check with your insurance company to determine which Fund is available under your variable annuity contract or variable life insurance policy. Both Funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a Fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus. The Funds assume no responsibility for the prospectus of the separate account.

The Funds currently do not foresee any disadvantages to policyowners arising out of the fact that the Funds may offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or both Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of either Fund to any separate account or may suspend or terminate the offering of shares of either Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities laws. The Trustees may suspend transactions in shares of the Funds when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for a Fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission. The Funds may discontinue offering shares at any time. If a Fund is discontinued, any allocation by a separate account to that Fund will be allocated to another Fund that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs). Shares of the Funds are offered for purchase by separate accounts to serve as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by insurance companies and also as investment options for a qualified pension plan or retirement plan. Shares of the Fund are primarily sold through financial intermediaries who choose to hold shares through omnibus accounts.

The Funds rely on financial intermediaries to monitor frequent, short-term trading within a Fund by the financial intermediaries' customers. You should review the materials provided by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Funds seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is no guarantee that the procedures of the financial intermediaries will be able to identify all cases of market timing and excessive trading.

Because a Fund invests its assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by a Fund, such as Senior Loans and restricted securities) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). Each Fund has procedures authorizing the investment adviser to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuing
Shares"). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds, including purchase orders that have been accepted by a financial intermediary, if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in each Fund are inherently subjective and will be made in a manner in the best interest of a Fund's shareholders. No Eaton Vance fund has any arrangement to permit market timing.


The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.


Payments to Investment Dealers. In connection with sales of Fund shares, insurance companies may receive Fund service fees as described below. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.


Certain investment dealers that maintain "street name" or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term "investment dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.


Service Fees. Each Fund has adopted a plan that allows each Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts which will be equal to 0.25% of average daily net assets annually which will be paid quarterly. After the sale of shares, the principal underwriter receives the service fees payable for those shares for the first year after the sale. Thereafter insurance companies receive service fees based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Funds may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Funds, each investment adviser or the principal underwriter is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.


Portfolio Holdings Disclosure. Each Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

TAX INFORMATION

Each Fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such Funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date and distributions are reinvested using the net asset value determined on the day following the distribution payment date.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some withdrawals from such contracts may be taxable at ordinary income tax rates. In addition, withdrawals before age 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the past four years. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). The information for VT Floating-Rate Income Fund has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The information for VT Worldwide Health Sciences Fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of each auditor and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.


                                                                  VT Floating-Rate Income Fund
                                                   -------------------------------------------------------
                                                                     Year Ended December 31,
                                                   -------------------------------------------------------
                                                        2004(1)       2003      2002(1)    2001(1)(2)
----------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $10.070     $10.000     $10.000     $10.000
                                                        ----------  ----------  ----------  ----------
Income (loss) from operations
Net investment income                                   $ 0.257     $ 0.222     $ 0.031     $ 0.129
Net realized and unrealized gain                          0.026       0.070          --          --
                                                        ----------  ----------  ----------  ----------
Total income from operations                            $ 0.283     $ 0.292     $ 0.031     $ 0.129
                                                        ----------  ----------  ----------  ----------
Less distributions
From net investment income                              $(0.253)    $(0.222)    $(0.031)    $(0.129)
                                                        ----------  ----------  ----------  ----------
Total distributions                                     $(0.253)    $(0.222)    $(0.031)    $(0.129)
                                                        ----------  ----------  ----------  ----------
Net asset value - End of year                           $10.100     $10.070     $10.000     $10.000
                                                        ----------  ----------  ----------  ----------
Total Return(3)                                            2.82%       2.93%       0.31%       1.29%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $74,984     $45,412     $36,552     $15,789
Ratios (As a percentage of average daily net assets):
  Net expenses                                             1.27%       1.36%       1.47%       1.26%(4)
  Net expenses after custodian fee reduction               1.26%       1.36%       1.47%       1.26%(4)
  Net investment income                                    2.55%       2.18%       0.31%       1.37%(4)
Portfolio Turnover                                           61%         65%          0%         --

+ The operating expenses of the Fund reflect a reduction of the investment adviser fee.  Had such action not been taken, the ratios and net investment gain per share would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses                                                                                     1.28%(4)
  Expenses after custodian fee reduction                                                       1.28%(4)
  Net investment income                                                                        1.35%(4)
Net investment income per share                                                             $ 0.127

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(2) For the period from the start of business, May 2, 2001, to December 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

                                                                       VT Worldwide Health Sciences Fund
                                                           -------------------------------------------------------
                                                                           Year Ended December 31,
                                                           -------------------------------------------------------
                                                                2004(1)     2003(1)     2002(1)    2001(1)(2)
------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                             $10.580     $ 8.140     $11.590     $10.000
                                                                ----------  ----------  ----------  ----------
Income (loss) from operations
Net investment loss                                             $(0.127)    $(0.141)    $(0.150)    $(0.213)
Net realized and unrealized gain (loss)                           0.787       2.581      (3.300)      1.803
                                                                ----------  ----------  ----------  ----------
Total income (loss) from operations                             $ 0.660     $ 2.440     $(3.450)    $ 1.590
                                                                ----------  ----------  ----------  ----------
Net asset value - End of year                                   $11.240     $10.580     $ 8.140     $11.590
                                                                ----------  ----------  ----------  ----------
Total Return(3)                                                    6.24%      29.98%     (29.77)%     15.90%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)                         $28,208     $24,284     $13,086     $ 7,874
Ratios (As a percentage of average daily net assets):
  Expenses                                                         1.88%       2.19%       2.50%       3.80%(4)
  Expenses after custodian fee reduction                           1.88%       2.19%       2.50%       3.80%(4)
  Net investment loss                                             (1.18)%     (1.48)%     (1.70)%     (2.90)%(4)
Portfolio Turnover                                                   21%         29%          0%(5)       0%(5)

(1)  Net investment loss was computed using average shares outstanding.

(2) For the period from the start of business, May 2, 2001, to December 31, 2001.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

(5)  Portfolio turnover is less than 1%.

{LOGO}



More Information
--------------------------------------------------------------------------------


     About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance's website at www.eatonvance.com or by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.
--------------------------------------------------------------------------------
                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122


The Trust's SEC File No. is 811-10067.                                       VTP



5/05                                             (c) 2005 Eaton Vance Management

{LOGO}


                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                          May 2, 2005



                    Eaton Vance VT Floating-Rate Income Fund
                  Eaton Vance VT Worldwide Health Sciences Fund

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 1-800-262-1122


This Statement of Additional Information ("SAI") provides general information about the Funds. Each Fund is a diversified, open-end management investment company. Each Fund is a series of Eaton Vance Variable Trust (the "Trust"). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:


                                   Page                                     Page
Strategies and Risks                 2    Purchasing and Redeeming Shares     24
Investment Restrictions             10    Performance                         25
Management and Organization         11    Taxes                               26
Investment Advisory and                   Portfolio Securities
  Administrative Services           18      Transactions                      28
Other Service Providers             22    Financial Statements                30
Calculation of Net Asset Value      23


Appendix A: VT Floating-Rate Income Fund Fees, Performance and Ownership 31 Appendix B: VT Worldwide Health Sciences Fund Fees, Performance and Ownership 32
Appendix C: Corporate Bond Ratings                                            33
Appendix D: Eaton Vance Funds Proxy Voting Policies and Procedures            35
Appendix E: Adviser Proxy Voting Policies                                     36
Appendix F: OrbiMed Proxy Voting Policies                                     41



Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this SAI regarding another Fund because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


Shares of the Funds are sold to insurance company separate accounts, so that the Funds may serve as investment options under Variable Contracts. The Funds also may sell their shares to qualified pension and retirement plans. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' relevant prospectus dated May 2, 2005, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

                              STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Senior Loans. VT FLoating-Rate Income Fund invests in Senior Loans which are more fully described below.

Structure of Senior Loans. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The VT Floating-Rate Income Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The VT Floating-Rate Income Fund also may invest in "Participations". Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital
raising   activities   generally  and  fluctuations  in  the  financial  markets
generally.

The VT Floating-Rate Income Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

Certain Fees Paid to the VT Floating-Rate Income Fund. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The VT Floating-Rate Income Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the VT Floating-Rate Income Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

Other Information Regarding Senior Loans. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the VT Floating-Rate Income Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The VT Floating-Rate Income Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The VT Floating-Rate Income Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The VT Floating-Rate Income Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the VT Floating-Rate Income Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

The VT Floating-Rate Income Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.


Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

Each Fund may also invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer's country, as well as in the case of depositary receipts traded on non-U.S. markets for exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass-through voting and other shareholder rights, and may be less liquid than sponsored receipts.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto must be considered to be investment grade by the investment adviser at the time the swap is entered into. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance will be adversely affected.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Emerging Companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, this type of holding may need to be discounted from recent prices or disposed of over a long period of time. The prices of this type of security are often more volatile than those of larger companies which are often traded on a national securities exchange.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance income (in the case of written options), to hedge against fluctuations in securities prices, interest rates, market conditions or currency exchange rates, to change the duration of the overall portfolio, to mitigate default risk, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), stock and bond indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices or currencies); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; swaps; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions.

There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to a Fund. Each Fund will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security.

Credit Default Swaps. From time to time, VT Floating-Rate Income Fund may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes can have one or more embedded credit default swaps relating to an individual issuer or a "basket" of issuers. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

Risks Associated With Derivative Instruments. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Fund's initial investment in these instruments. In addition, a Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised. Transaction costs are incurred in opening and closing positions in derivative instruments.

Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances a Fund's exposure to the price volatility of derivative instruments it holds. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund's assets. During periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchange may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. Under regulations of the CFTC, the use of futures transactions for nonhedging purposes is limited. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to a Fund. A Fund will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the corresponding Fund as a regulated investment company for federal income tax purposes.

Repurchase Agreements. Each Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. A Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. A Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. A Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Equity Investments. VT Worldwide Health Sciences Fund may invest in common stocks, preferred stocks, warrants and other equity securities when consistent with its objective or acquired as part of a fixed-income security. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

Short Sales. A Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box), or it holds in a segregated account cash or other liquid securities (to the extent required under the 1940
Act) in an amount equal to the current market value of the securities sold short. The Fund may engage in short selling under limited circumstances, such as where the Fund acquires stock in settlement of a bankruptcy or otherwise in connection with securities owned by the Fund. These transactions may require the current recognition of taxable gain under certain tax rules applicable to constructive sales. Each Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

Convertible Securities. A Fund may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

Warrants. A Fund may from time to time invest a portion of its assets in warrants. Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants for purposes of a Fund's investment restrictions).

Illiquid Securities. Each Fund may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Each Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Lending Portfolio Securities. Each Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and and the investment adviser will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. Distributions of any income realized from securities loans will be taxable as ordinary income.

Temporary Investments. A Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Other Investment Companies. VT Worldwide Health Sciences Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Fund's investment adviser. The Fund will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Fund. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values.

The VT Floating-Rate Income Fund may invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets. These companies bear fees and expenses that the Fund will incur indirectly, so investors in the Fund will be subject to duplication of fees.

Portfolio Turnover. A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that each Fund's annual turnover rates will generally not exceed 100%. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund and may result in a realization of net short-term capital gains.

Diversified Status. VT Worldwide Health Sciences Fund is a "diversified" investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer . With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (2) Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);
     (3) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements or (c) lending portfolio securities and (d) lending cash consistent with applicable law;
     (4) (with the exception of VT Floating-Rate Income Fund) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except securities of other investment companies;
     (5) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 (restricted securities);
     (6) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contracts for the purchase or sale of physical commodities.

With respect to the VT Worldwide Health Sciences Fund, the Fund may not:

     (7) Invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets would be invested in the securities of such industry.

With respect to VT Floating-Rate Income Fund, the Fund may not:

     (8) Purchase any security if, as a result of such purchase, 25% or more the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.


For  the  purpose  of  Restriction  (2),  the  deposit  or  payment  by  the  VT
Floating-Rate Income Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin. For the purpose of Restriction
(8), the VT Floating-Rate Income Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.


The following nonfundamental investment policies have been adopted by each Fund. A policy may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders. Each Fund will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "BMR" refers to Boston Management and Research, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers").


                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other
                         Position(s) with the   Term of Office and   Principal Occupations(s)       Overseen By   Directorships
Name and Date of Birth          Trust           Length of Service     During Past Five Years        Trustee(1)        Held
----------------------   --------------------   ------------------   ------------------------      -------------  -------------
INTERESTED TRUSTEE

 JAMES B. HAWKES         Trustee and President  Trustee and           Chairman, President and          197        Director of EVC
 11/9/41                                        President since 2000  Chief Executive Officer of
                                                                      BMR, Eaton Vance, EVC and
                                                                      EV; Director of EV; Vice
                                                                      President and Director of
                                                                      EVD. Trustee and/or officer
                                                                      of 195 registered investment
                                                                      companies in the Eaton Vance
                                                                      Fund Complex.  Mr. Hawkes is
                                                                      an interested person because
                                                                      of his positions with BMR,
                                                                      Eaton Vance EVC and EV, which
                                                                      are affiliates of the Trust
                                                                      and the Portfolio.
NONINTERESTED TRUSTEES

 BENJAMIN C. ESTY        Trustee                Since 2005            Professor, Harvard University    135        None
 1/2/63                                                               Graduate School of Business
                                                                      Administration (since 2003).
                                                                      Formerly, Associate Professor,
                                                                      Harvard University Graduate
                                                                      School of Business
                                                                      Administration (2000-2003).

 SAMUEL L. HAYES, III    Chairman of the        Trustee since 2000    Jacob H. Schiff Professor of     197        Director of
 2/23/35                 Board and Trustee      and Chairman of       Investment Banking Emeritus,                Tiffany & Co.
                                                the Board             Harvard University Graduate                 (specialty
                                                since 2005            School of Business                          retailer) and
                                                                      Administration.                             Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

 WILLIAM H. PARK         Trustee                Since 2003            President and Chief Executive    197        None
 9/19/47                                                              Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management Corporation
                                                                      (a holding company owning
                                                                      institutional investment
                                                                      management firms)
                                                                      (1982-2001).

                                       11

 RONALD A. PEARLMAN      Trustee                Since 2003            Professor of Law, Georgetown     197        None
 7/10/40                                                              University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER        Trustee                Since 2000            President, Chief Executive       197        None
 9/21/35                                                              Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the
                                                                      investment management
                                                                      industry) (since October
                                                                      2003). President, Unicorn
                                                                      Corporation (an investment
                                                                      and financial advisory
                                                                      services company) (since
                                                                      September 2000). Formerly,
                                                                      Chairman and Chief Operating
                                                                      Officer, Hellman, Jordan
                                                                      Management Co., Inc. (an
                                                                      investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT           Trustee                Since 2000            Professor of Law, University     197        None
 9/14/57                                                              of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

 RALPH F. VERNI          Trustee                Since 2005            Consultant and private           135       Director of W.P.
 1/26/43                                                              investor (since 2000). Formerly            Carey & Company LLC
                                                                      President and Chief Executive              (manager of real
                                                                      Officer, Redwood Investment                estate investment
                                                                      Systems, Inc. (software                    trusts)
                                                                      developer (2000).  Formerly,
                                                                      President and Chief Executive
                                                                      Officer, State Street Research
                                                                      & Management (investment
                                                                      adviser), SSRM Holdings (parent
                                                                      of State Street Research &
                                                                      Management), and SSR Realty
                                                                      (institutional realty manager)
                                                                      (1992-2000).

(1)  Includes both master and feeder funds in a master-feeder structure.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                         Position(s) with the   Term of Office and
Name and Date of Birth          Trust           Length of Service    Principal Occupations(s) During Past Five Years
----------------------   --------------------   ------------------   -----------------------------------------------
SAMUEL D. ISALY          Vice President         Since 2000           Managing Partner of OrbiMed Advisors LLC. Officer of 3
3/12/45                                                              registered investment companies managed by Eaton Vance or BMR.

SCOTT H. PAGE            Vice President         Since 2000           Vice President of Eaton Vance and BMR. Officer of 13 registered
11/30/59                                                             investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON     Vice President         Since 2000           Senior Vice President and Chief Equity Investment Officer of
10/26/57                                                             Eaton Vance and BMR. Officer of 48 registered investment
                                                                     companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD      Vice President         Since 2000           Vice President of Eaton Vance and BMR. Officer of 13 registered
8/13/56                                                              investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER           Secretary              Since 2000           Vice President, Secretary and Chief Legal Officer of BMR, Eaton
10/10/40                                                             Vance, EVD, EV and EVC. Officer of 197 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR        Treasurer              Since 2000           Vice President of Eaton Vance, BMR and EVD. Officer of 121
4/1/45                                                               registered investment companies managed by Eaton Vance or BMR.

PAUL M. O'NEIL           Chief Compliance       Since 2004           Vice President of Eaton Vance and BMR. Officer of 195
7/11/53                  Officer                                     registered investment companies managed by Eaton Vance or BMR.


The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The former Contract Review Subcommittee of the Special Committee was comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2004, the Governance Committee convened six times.


The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.


Messrs. Reamer (Chair), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended December 31, 2004, the Audit Committee convened five times.

Messrs. Hayes (Chair), Esty, Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Trust or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee to perform certain functions, including to request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

In considering the approval of the investment advisory agreements between the Funds and the investment advisers, the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

* An independent report comparing each Fund's advisory fees with those of comparable funds;
* An independent report comparing each Fund's expense ratio to those of comparable funds;
* Information regarding each Fund's investment performance in comparison to a relevant peer group of funds and appropriate indices;
* The economic outlook and the general investment outlook in relevant investment markets;
* Each investment adviser's results and financial condition and the overall organization of the investment adviser;
* The procedures and processes used to determine the fair value of Fund assets (including with respect to VT Floating Rate Fund, the valuation of senior loan portfolios) and actions taken to monitor and test the effectiveness of such procedures and processes;
* With respect to the VT Worldwide Health Sciences Fund, the allocation of brokerage and the benefits received by each investment adviser as a result of brokerage allocation;
* Each investment adviser's management of the relationship with the custodian, subcustodians and fund accountants;
* The resources devoted to compliance efforts undertaken by Eaton Vance and Orbimed on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;
* The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and
* The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services describe herein.

The Special Committee also considered each investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, for VT Floating-Rate Income Fund, the Special Committee considered the investment adviser's experience in managing senior loan portfolios. The Special Committee noted the experience of the 26 bank loan investment professionals and other personnel who would provide services under the Floating-Rate Income Fund investment advisory agreement, including 4 portfolio managers and 15 analysts. Many of these portfolio managers and analysts have previous experience working for commercial banks and other lending institutions. For VT Worldwide Health Sciences Fund, the Special Committee considered the investment adviser's experience in managing health sciences portfolios. The Special Committee noted the experience of the 21 professional and 9 support staff including portfolio managers, traders and analysts who would provide services under the investment advisory agreement. Several of these individuals hold advanced degrees in science and medicine and have worked in the healthcare industry. The Special
Committee evaluated the level of skill required to manage each of the VT Floating-Rate Income Fund and VT Worldwide Health Sciences Fund and concluded that the human resources available at each investment adviser were appropriate to fulfill effectively its duties on behalf of each respective Fund.

In its review of information with respect to each Fund's investment performance, the Special Committee concluded that the performance of the VT Floating Rate Fund was within a range that the Special Committee determined was competitive on a risk-adjusted basis and that the performance of the VT Worldwide Health Sciences Fund was acceptable, given the long-term performance record of Orbimed and the prospects for improved performance of the Fund. With respect to its review of investment advisory fees, the Special Committee concluded that (i) with respect to the VT Floating-Rate Income Fund, such fees are within the range of those paid by comparable funds within the variable insurance product sector, and (ii) with respect to the VT Worldwide Health Sciences Fund, such fees are reasonable in light of the long-term performance record achieved by the Fund's investment adviser in managing assets using the Fund's strategy. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that, in light of the size of each Fund and the specialized investment profile of each Fund, the expense ratio of each Fund is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of Orbimed's profits in providing investment management services for the VT Worldwide Health Sciences Fund, as well as Orbimed's implementation of a soft dollar reimbursement program. Pursuant to the soft dollar reimbursement program, the VT Worldwide Health Sciences Fund may receive reimbursement payments in respect of third party research services obtained by Orbimed as a result of soft dollar credits generated through trading on behalf of the VT Worldwide Health Sciences Fund. The Special Committee also reviewed the profits of Eaton Vance and it affiliates in providing investment management services for the VT Floating Rate Income Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates for providing administration services for the VT Worldwide Health Sciences Fund and VT Floating Rate Income Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by each investment adviser in connection with the services rendered to the Funds and the business reputation of each investment adviser and their financial resources. The Trustees concluded that, in light of the services rendered, the profits realized by each investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment advisers of VT Floating-Rate Income Fund and VT Worldwide Health Sciences Fund appear to be realizing benefits from economies of scale in managing each respective Fund, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Funds.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreements, including the fee structure (described herein), is in the interests of shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                                                                                Aggregate Dollar Range of Equity
                        Dollar Range of Equity Securities    Dollar Range of Equity Securities  Securities Owned in All Registered
                             Owned in VT Floating-Rate          Owned in VT Worldwide Health    Funds Overseen by Trustee in the
Name of Trustee                    Income Fund                       Sciences Fund                   Eaton Vance Fund Complex
---------------                    -----------                       -------------                   -------------------------
INTERESTED TRUSTEE
James B. Hawkes                       None                               None                             over $100,000
NONINTERESTED TRUSTEES
Benjamin C. Esty**                    None                               None                                  None
Samuel L. Hayes, III                  None                               None                             over $100,000
William H. Park                       None                               None                             over $100,000
Ronald A. Pearlman                    None                               None                             over $100,000
Norton H. Reamer                      None                               None                             over $100,000
Lynn A. Stout                         None                               None                             over $100,000*
Ralph F. Verni**                      None                               None                                  None

* Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.
** Messrs. Esty and Verni were elected as Trustees on April 29, 2005 and thus had no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of December 31, 2004.

As of December 31, 2004, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2003 and December 31, 2004, no noninterested Trustee (or their immediate family members) had:


     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.


During the calendar years ended December 31, 2003 and December 31, 2004, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Trust. (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended December 31, 2004, the Trustees of the Trust earned the following compensation in their capacities as Trustees from the Trust. For the year ended December 31, 2004, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                 Jessica M.           Samuel L.       William H.        Ronald A.      Norton H.       Lynn A.
Source of Compensation          Bibliowicz(5)           Hayes           Park            Pearlman        Reamer          Stout
-----------------------         -------------           -----           ----            --------        ------          -----
VT Floating-Rate Income Fund     $   108              $    999       $    880         $    829        $    948       $    937
VT Worldwide Health Sciences
  Fund                                20                   210            193              203             199            204
Trust(2) and Complex Total        48,125               200,000        180,000(3)       180,000(3)      190,000        190,000(4)

(1) As of May 1, 2005, the Eaton Vance fund complex consisted of 197 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus did not receive fees for the period.
(2)  The Trust consisted of 2 funds as of December 31, 2004.
(3)  Includes $107,008 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.
(5)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

Capital Stock Structure

Individual Variable Contract holders are not shareholders of the Fund. The participating insurance companies and their separate accounts are the shareholders or investors. Although such companies may pass through voting rights to their Variable Contract.

If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Organization

Each Fund is a series of the Trust, which was organized under Massachusetts law on August 14, 2000, and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts. Participating insurance companies provide Variable Contract holders the right to direct the voting of Fund sahres at shareholder meetings to the extenet required by law. See the prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. Fractional shares may be voted proportionately. Shares of a Fund will be voted together. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the "Policies"), which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.


The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.


In addition, the investment adviser will monitor situations that may result in a conflict of interest between each Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of each Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee. For a copy of the Fund Policy and investment adviser Policies, see Appendix D, Appendix E and Appendix F, respectively. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

The VT Floating-Rate Income Fund has engaged Eaton Vance as investment adviser. The VT Worldwide Health Sciences Fund has engaged OrbiMed as its investment adviser.

Eaton Vance receives a monthly fee from VT Floating-Rate Income Fund on average daily net assets computed as follows:

        Average Daily Net Assets For The Month   Annual Fee Rate
        --------------------------------------   ---------------
        Up to $1 billion                              0.575%
        $1 billion but less than $2billion            0.525%
        $2 billion but less than $5 billion           0.500%
        $5 billion and over                           0.480%


As of December 31, 2004, the Fund had net assets of $74,983,699. For the fiscal year ended December 31, 2004, the investment advisory fee was equivalent to 0.575% of the average daily net assets of the Fund and amounted to $365,784. For the fiscal year ended December 31, 2003, the investment advisory fee was equivalent to 0.575% of the average daily net assets of the Fund and amounted to $212,547. For the fiscal year ended December 31, 2002 the investment advisory fee was equivalent to 0.575% of the average daily net assets of the Fund and amounted to $143,030.

As discussed in the prospectus, OrbiMed may receive a performance-based adjustment of up to 0.25% of the average daily net assets of the Fund based upon its investment performance compared to the S&P 500 Index over specified periods. OrbiMed receives a monthly fee of 1.00% of the VT Worldwide Health Sciences Fund's average daily net assets up to $30 million of assets, 0.90% of the next $20 million of assets and 0.75% on assets in excess of $50 million. For assets of $50 million or more, the advisory fee is 0.70% for $500 million but less than $1 billion, 0.65% for $1 billion but less than $1.5 billion, 0.60% for $1.5 billion but less than $2 billion, 0.55% for $2 billion but less than $3 billion and 0.50% for $3 billion and over. As of December 31, 2004, the Fund had net assets of $28,208,013. For the fiscal year ended December 31, 2004, the investment advisory fee was equivalent to 1.05% of the Fund's average daily net assets and amounted to $281,541. For the fiscal year ended December 31, 2003, the investment advisory fee was equivalent to 1.14% of the Fund's average daily net assets and amounted to $188,665, and for the fiscal year ended December 31, 2002, the investment advisory fee was equivalent to 1.07% of the Fund's average daily net assets and amounted to $134,171.

The performance fee adjustment to the advisory fee is as follows: After May 1, 2002, the basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the VT Worldwide Health Sciences Fund differs by at least one percentage point from the record of the S&P 500 Index over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Fund over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Fund performance shall be total return as computed under Rule 482 under the Securities Act of 1933.


Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The co-portfolio managers (each referred to as a "portfolio manager") of VT Floating-Rate Income Fund are Scott H. Page and Payson F. Swaffield. The members of the management team of VT Worldwide Health Sciences Fund are Samuel D. Isaly, Sven H. Borho, Richard D. Klemm, Geoffrey C. Hsu and Trevor M. Polischuk. Each portfolio manager or member of the management team may manage other investment companies and/or investment accounts in addition to the respective Fund. The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                        Number of    Total Assets of      Number of Accounts      Total Assets of Accounts
VT Floating-Rate Income Fund           All Accounts   All Accounts*    Paying a Performance Fee   Paying a Performance Fee*
                                       ------------  ---------------   ------------------------   -------------------------
     Scott H. Page
Registered Investment Companies             7          $14,676.7                0                          $0
Other Pooled Investment Vehicles            5          $ 2,423.8                4                          $1,536.6
Other Accounts                              4          $ 1,662.3                0                          $0
     Payson F. Swaffield
Registered Investment Companies             7          $14,676.7                0                          $0
Other Pooled Investment Vehicles            5          $ 2,423.8                4                          $1,536.6
Other Accounts                              4          $ 1,662.3                0                          $0

                                        Number of    Total Assets of      Number of Accounts      Total Assets of Accounts
VT Worldwide Health Sciences Fund      All Accounts   All Accounts*    Paying a Performance Fee   Paying a Performance Fee*
                                       ------------  ---------------   ------------------------   -------------------------
     Samuel D. Isaly
Registered Investment Companies             2          $2,648.6                 2                          $2,648.6
Other Pooled Investment Vehicles           25          $5,002.7                24                          $4,805.7
Other Accounts                              0          $0                       0                          $0
     Sven H. Borho
Registered Investment Companies             2          $2,648.6                 2                          $2,648.6
Other Pooled Investment Companies          25          $5,002.7                24                          $4,805.7
Other Accounts                              0          $0                       0                          $0
     Richard D. Klemm
Registered Investment Companies             2          $2,648.6                 2                          $2,648.6
Other Pooled Investment Companies          25          $5,002.7                24                          $4,805.7
Other Accounts                              0          $0                       0                          $0
     Geoffrey C. Hsu
Registered Investment Companies             2          $2,648.6                 2                          $2,648.6
Other Pooled Investment Companies          25          $5,002.7                24                          $4,805.7
Other Accounts                              0          $0                       0                          $0
     Trevor M. Polischuk
Registered Investment Companies             2          $2,648.6                 2                          $2,648.6
Other Pooled Investment Companies          25          $5,002.7                24                          $4,805.7
Other Accounts                              0          $0                       0                          $0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the shares beneficially owned of the Fund as of the Fund's most recent fiscal year ended December 31, 2004.

                        Dollar Range of Equity Securities   Dollar Range of Equity Securities
                        Owned in VT Floating-Rate Income      Owned in VT Worldwide Health
Portfolio Manager                   Fund                             Sciences Fund
-----------------       --------------------------------    ----------------------------------
Samuel D. Isaly                     N/A                             none to $10,000
Sven H. Borho                       N/A                             none to $10,000
Richard D. Klemm                    N/A                             none to $10,000
Geoffrey C. Hsu                     N/A                             none to $10,000
Trevor M. Polischuk                 N/A                             none to $10,000
Scott H. Page                 none to $10,000                             N/A
Payson F. Swaffield           none to $10,000                             N/A

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser's portfolio managers and other investment professional has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The investment adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser's employees. Compensation of the investment adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.


Orbimed Advisors

Compensation Structure. OrbiMed's portfolio manager compensation structure has four primary components depending on the position of the employee: (1) a base salary applicable to non-partners; (2) an annual cash bonus - applicable to non-partners based on performance; (3) a minimum base partner draw; and (4) a partner's profit participation based on performance. OrbiMed personnel also receive certain retirement, insurance and other benefits that are broadly available to all firm employees. Compensation of all OrbiMed employees is evaluated on a semi-annual basis. Salaries and base partner draws are paid out are throughout the year. Cash bonuses and partner profit participations are typically paid at mid year and shortly after year end. Base salary and partner draw adjustments are put into effect on July 1st and January 1st each year.

Method to Determine Compensation. OrbiMed seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts and considers both current year and longer term performance objectives.

Salary increases, cash bonuses and partner's profit participation are influenced by the overall operating performance of the Firm. While the salaries of OrbiMed portfolio managers are relatively fixed, cash bonuses and profit participation based on performance may fluctuate substantially from year to year, based on changes in the firms financial performance and other factors.

Administrative Services. Under Eaton Vance's administrative services agreement with the Trust on behalf of the Funds, Eaton Vance receives a monthly administration fee from the Funds in the amount of 0.25% of each Fund's average daily net assets per annum, computed and paid monthly. For the fiscal year ended December 31, 2004, VT Floating-Rate Income Fund and VT Worldwide Health Sciences Fund paid $159,037 and $67,120, respectively, in administration fees to Eaton Vance. For the fiscal year ended December 31, 2003, VT Floating-Rate Income Fund and VT Worldwide Health Sciences Fund paid $92,412 and $41,306, respectively, in administration fees to Eaton Vance. For the fiscal year ended December 31, 2002, VT Floating-Rate Income Fund and VT Worldwide Health Sciences Fund paid $62,187 and $31,444, respectively, in administration fees to Eaton Vance.


Information About OrbiMed. OrbiMed is a limited liability company whose managing member is Samuel D. Isaly. The officers of the investment adviser are Samuel D. Isaly, President and Sven H. Borho, Treasurer. The business address of the above individuals is 767 3rd Avenue, New York, NY 10017.


Information About Eaton Vance. Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo
I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.


Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

Distribution of shares of the VT Worldwide Health Sciences Fund by the principal underwriter will also be encouraged by the payment by OrbiMed to the principal underwriter of amounts equivalent to 33 1/3% of the advisory fees paid to OrbiMed by the Fund.

Custodian and Transfer Agent. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian and transfer agent and dividend disbursing agent to each Fund. IBT has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firms. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of VT Floating-Rate Income Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of VT Worldwide Health Sciences Fund. The independent accountants provide audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                         CALCULATION OF NET ASSET VALUE


The net asset value of each Fund is computed by IBT (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trustees of the Trust have established the following procedures for the fair valuation of the Fund's assets under normal market conditions. Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

Foreign securities and currencies held by a Fund are valued in U.S. dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE. As described in the prospectus, the Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.


The Trustees have approved and monitor the procedures under which Senior Loans are valued. The investment adviser and the Valuation Committee may implement new pricing methodologies or expand or reduce mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by a Trust's Trustees based upon procedures approved by the Trustees.

                         PURCHASING AND REDEEMING SHARES

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially by a distribution in kind of readily marketable securities withdrawn from its portfolio. The securities so distributed would be valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds currently do not foresee any disadvantages to policy owners arising out of the fact that the Funds intend to offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of a Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Service Plan

The Trust has in effect a Service Plan (the "Plan") for each Fund's shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Plan provides that each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Service fees are paid quarterly in arrears. For the service fees paid by each Fund, see Appendix A and Appendix B.

The Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. The Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund. The Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Fund and the

Trustees. So long as the Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plan was initially approved by the Trustees, including the Plan Trustees, on August 14, 2000. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plan because their employers (or affiliates thereof) receive distribution and/or service fees under the Plan or agreements related thereto.


Service fee payments made to the principal underwriter and insurance companies and affiliated broker-dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and insurance companies and affiliated broker-dealers, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of each Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

                                   PERFORMANCE


Performance Calculations. Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period and (ii) a complete redemption of the investment at the end of the period. For pre-tax total return information see Appendix A and Appendix B.


In addition to the foregoing total return figures, each Fund may provide pre-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the "Policies") with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

     * Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund's complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public
          reference           room           is           available           at
          http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within 5 business days of filing with the SEC, each Fund's portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance's website at www.eatonvance.com and are available upon request at no additional cost by contacting Eaton Vance at 1-800-225-6265.
     * Disclosure of certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of each calendar quarter end on the Eaton Vance website approximately ten business days after quarter-end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
     * Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The
          Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services, translation services and lenders under Fund credit facilities). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund's Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund's portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer ("CCO") of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund's shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                                      TAXES

Each Fund has elected to be treated and intends to qualify each year, as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. VT Floating-Rate Income Fund and VT Worldwide Health Sciences Fund each qualified as a RIC for the fiscal year ended December 31, 2004.


In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

In order for variable annuity and variable life insurance contracts to receive favorable tax treatment, certain diversification requirements must be met. Treasury regulations provide that investment portfolios underlying variable contracts will be deemed adequately diversified if no more than 55% of the value of the total assets of the portfolio is represented by any one investment, no more than 70% of such value is represented by any two investments, no more than 80% of such value is represented by any three investments, and more than 90% of such value is represented by any four investments. Alternatively, a portfolio underlying a variable contract will be adequately diversified if, as of the close of each quarter, the diversification requirements applicable to RICs are met and not more than 55% of the value of the total assets consists of cash and cash items (including receivables), U.S. government securities and securities of other RICs.

Variable annuity and variable life insurance contracts may look through a RIC to the assets held by the RIC, and thus be treated as owning a proportionate share of such RIC's assets for purposes of meeting the diversification test, provided that the RIC meets certain requirements (including limitations on the nature of the RIC's shareholders). Each Fund intends to comply with theses requirements and to comply with the diversification requirements applicable to variable annuity and variable life insurance contracts.

A Fund's investment in zero coupon, deferred interest and certain payment-in-kind or other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower-rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund's taking certain positions in connection with ownership of such distressed securities.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of a Fund will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the shares, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

The foregoing discussion does not address the federal, state, local or foreign tax consequences for the holders of variable annuity contracts and variable life insurance policies. For more information on federal income tax consequences for such holders, such holders should consult the prospectus of the applicable separate account.

                        PORTFOLIO SECURITIES TRANSACTIONS

The VT Floating-Rate Income Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, Eaton Vance will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by a Fund.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by an investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser's obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. A Fund and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser executes Fund securities transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Fund brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the fiscal periods shown below, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser's obligation to seek best overall execution.


                                                                                                               Commissions
                                                                                 Amount of Transactions    Paid on Transactions
                                               Brokerage Commissions Paid           Directed to Firms       Directed to Firms
                                                for the Fiscal Year Ended          Providing Research       Providing Research
                                                -------------------------          ------------------       ------------------
Portfolio                               12/31/04        12/31/03        12/31/02        12/31/04                12/31/04
---------                               --------        --------        --------        --------                --------
VT Floating-Rate Income                 $     0         $     0         $     0        $        0                $     0
VT Worldwide Health Sciences            $25,715         $27,168         $25,105        $8,828,888                $15,603

                              FINANCIAL STATEMENTS

The audited financial statements of, and the independent registered public accounting firms' reports for, the Funds, appear in the respective Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of these reports accompanies this SAI.


Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


Registrant incorporates by reference the audited financial information for the Trust for the fiscal year ended December 31, 2004 as previously filed electronically with the SEC (Accession No. 01047469-05-005720).

                                                                      APPENDIX A

           VT Floating-Rate Income Fund Fees, Performance & Ownership


Service Fees. For the fiscal year ended December 31, 2004, service fee payments pursuant to the Service Plan amounted to $159,034.


Performance Information. The table below indicates the average annual total return on a hypothetical investment of $1,000 in this Fund for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. A return would have been lower without subsidies


Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com..

                                                                                Length of Period Ended December 31, 2004
Average Annual Total Return:                                                    One Year        Life of Fund*
----------------------------                                                    --------        --------------
                                                                                 2.82%             2.00%

     Fund commenced operations on May 2, 2001

For the 30 days ended December 31, 2004, the SEC yield for the Fund was 3.10%.

Control Persons and Principal Holders of Securities. As of April 1, 2005, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. In addition, as of the same date, the following record owner(s) held the share percentage indicated below.

GE Life and Annuity Assurance Co.                       Richmond, VA    45.7%
Allmerica Financial Life Insurance and Annuity Co.      Worcester, MA   41.4%
GE Capital Assurance Co.                                Richmond, VA     8.5%


To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the outstanding shares of the Fund as of such date.

                                                                      APPENDIX B

         VT Worldwide Health Sciences Fund Fees, Performance & Ownership


Service Fees. For the fiscal year ended December 31, 2004, service fee payments pursuant to the Service Plan amounted to $67,114. .


Performance Information. The table below indicates the average annual total return on a hypothetical investment of $1,000 in this Fund for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. A return would have been lower without subsidies.


Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. This performance is not typical and may not be repeated. For the Fund's performance as of the most recent month-end, please refer to www.eatonvance.com.

                                                                                Length of Period Ended December 31, 2004
Average Annual Total Return:                                                    One Year        Life of Fund
----------------------------                                                    --------        -------------
                                                                                 6.24%             3.24%

     Fund commenced operations on May 2, 2001

Control Persons and Principal Holders of Securities. As of April 1 2005, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. In addition, as of the same date, the following record owner(s) held the share percentage indicated below.

Allmerica Financial Life Insurance and Annuity Co.      Worcester, MA   53.4%
GE Life and Annuity Assurance Co.                       Richmond, VA    39.3%


To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the outstanding shares of the Fund as of such date.

                                                                      APPENDIX C

                      DESCRIPTION OF CORPORATE BOND RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
     3.   There is a lack of essential data pertaining to the issue or issuer.
     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

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
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Notes: An obligation which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Evaluation of such debt is dependent on the investment adviser's judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

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                                                                      APPENDIX D


                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.   Overview

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31/st/ of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the

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
Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.   Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

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
                                                                      APPENDIX E

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and
Procedures. These proxy policies and procedures reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

III. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     A.   Election of Board of Directors

     The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

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
     * The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.
     * The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

     B.   Approval of Independent Auditors

     The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

     These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features :

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.
          * Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

     * The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options. D. Corporate Structure Matters/Anti-Takeover Defenses As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

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
     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
     * The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.
     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     * The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

     E.   State of Incorporation/Offshore Presence

     Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

     F.   Environmental/Social Policy Issues

     The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     G.   Circumstances Under Which The Advisers Will Abstain From Voting

     The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

IV.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;

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
     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

V.   Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

     * Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in discussions with a corporate client considering management of the corporation's 401(k) plan assets.
     * A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.
     * The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,
          (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     * If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

          *    The client, in the case of an individual or corporate client;
          * In the case of a Fund, its board of directors, or any committee identified by the board; or
          *    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                                                                      APPENDIX F


                              OrbiMed Advisors LLC
                               OrbiMed Capital LLC
                             OrbiMed Capital II LLC
                              Proxy Voting Policies


I.   Introduction

OrbiMed Advisors LLC, OrbiMed Capital LLC and OrbiMed Capital II LLC (each an "Adviser" and collectively "OrbiMed" or the "Advisers") recognize their fiduciary responsibilities to actively monitor all aspects of the operations of OrbiMed's clients and funds that they advise (the "Funds"). OrbiMed has always placed paramount importance on its oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities.

The Advisers have each adopted and implemented policies (and the procedures into which they are incorporated) that each Adviser believes is reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their client is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29,
1994).

Overview

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to shareholders consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and the Compliance Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - they are not hard and fast rules, simply because corporate governance issues are so varied.

Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A.   Election of Board of Directors

The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important board committees (e.g. audit, nominating and compensation committees) should be independent. In general,

     * The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
     * The Advisers will determine on a case-by-case basis whether or not it is appropriate for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of directors.
     * The Advisers will hold directors accountable for the actions of Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
     * The Advisers will generally support efforts to declassify existing Boards, and will generally classified Board structures.
     * The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.   Approval of Independent Auditors

The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that have arisen in the auditor's performance of services to the company.

C.   Executive Compensation

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders ownership interests in the company, or have objectionable structural features.

     * The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.
     * The Advisers will generally vote against plans if annual option grants typically exceed 2% of shares outstanding.
     * These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Advisers consider other factors such as industry practices company and stock performance and management credibility . The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Compliance Officer, to determine when or if it may be appropriate to exceed these guidelines.

     * The Advisers will typically vote against plans that have any of the following structural features:

          *    Ability  to  re-price   underwater  options  without  shareholder
               approval.
          * The unrestricted ability to issue options with an exercise price below the stock's current market price.
          *    Automatic share replenishment ("evergreen") feature.

     * The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

          * Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
          *    Using restricted stock grants instead of options.

     * The Advisers will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

     * Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board
     * The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     * The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     * The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     * The Advisers will vote on a case-by-case basis on board approved proposals regarding changes to a company's capitalization, provided that the Advisers will generally vote in favor of proposal authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E.   State of Incorporation/Offshore Presence

Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a board of Directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in another jurisdiction will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Advisers' clients.

F.   Environmental/Social Policy Issues

The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.   Circumstances Under Which The Advisers Will Abstain From Voting

The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would outweigh the benefit derived from exercise the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the cases of countries which require so-called "share-blocking," the Advisers may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client and the Adviser. The policy for resolution of such conflicts is described below in Section V.

Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

     *    A copy of the Advisers' proxy voting policies and procedures;
     * Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);
     *    A record of each vote cast;
     * A copy of any document created by the Advisers that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and
     * Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.
     * All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

Identification and Resolution of Conflicts with Clients

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. If a potential conflict of interest exists, the President and Compliance Officer will then determine first if a conflict of interest in fact exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

     * If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the President and the Compliance Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.
     * If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:
     *    The client;
     *    Legal counsel to the client; or
     * Legal counsel to the adviser (in situations where the Adviser acts as a sub-adviser to such adviser).

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, legal counsel to the client or legal counsel to the Adviser as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its client's proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflict Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                           PART C - OTHER INFORMATION

ITEM 23. EXHIBITS (WITH INAPPLICABLE ITEMS OMITTED)

  (a)(1) Declaration of Trust dated August 14, 2000, filed as Exhibit (a) to the Trust's Registration Statement filed on August 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (2) Amendment and Restatement of Establishment and Designation of Series of Shares of Beneficial Interest, Without Part Value dated December 16, 2004, filed as Exhibit (a)(2) to the Trust's Post-Effective Amendment No. 4 filed on February 25, 2005 (Accession No. 0000940394-05-000185.

  (b)(1) By-Laws dated August 14, 2000 filed as Exhibit (b) to the Trust's Registration Statement filed on August 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (2) Amendment to By-Laws of Eaton Vance Variable Trust dated June 18, 2002 filed as Exhibit (b)(1)(2) to the Trust's Post-Effective Amendment No. 3 filed on March 28, 2004 (Accession No. 0000940394-04-000427) and incorporated herein by reference.

     (3) Amendment to By-Laws of Eaton Vance Variable Trust dated February 7, 2005 filed herewith.

  (c)          Reference is  made to Item 23(a) and 23(b) above.

  (d)(1) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance VT Income Fund of Boston dated August 14, 2000 filed as Exhibit (d)(1) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565)
               and incorporated herein by reference.

     (2) Investment Advisory Agreement with Eaton Vance Management and Lloyd George Investment Management (Bermuda) Limited dated August 14, 2000 for Eaton Vance VT Information Age Fund filed as Exhibit
               (d)(2) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and
               incorporated herein by reference.

     (3) Investment Advisory Agreement with OrbiMed Advisors, Inc. for Eaton Vance VT Worldwide Health Sciences Fund dated August 14, 2000 filed as Exhibit (d)(3) to Post-Effective Amendment No. 1 filed on April 29, 2002 (Accession No. 0000940394-02-000271) and
               incorporated herein by reference. . (4) Investment Advisory Agreement with Eaton Vance Management for Eaton Vance VT Floating-Rate Income Fund dated December 11, 2000 filed as Exhibit (d)(4) to the Trust's Pre-Effective Amendment No. 3 filed February 16, 2001 (Accession No. 0000950156-01-000095) and
               incorporated herein by reference.

  (e)(1) Distribution Agreement between Eaton Vance Variable Trust (on behalf of each of its series listed in Schedule A attached) and Eaton Vance Distributors, Inc. dated August 14, 2000 filed as Exhibit (e)(1) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and
               incorporated herein by reference.

     (2) Agreement between Eaton Vance Distributors, Inc. and OrbiMed Advisors, Inc. dated August 14, 2000 filed as Exhibit (e)(2) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (3) Schedule A-1 to Distribution Agreement filed as Exhibit (e)(3) to the Trust's Pre-Effective Amendment No. 3 filed February 16, 2001 (Accession No. 0000950156-01-000095) and incorporated herein by reference.

  (g)(1) Custodian Agreement with Investors Bank & Trust Company dated November 7, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 59 to the Registration Statement of Eaton Vance Growth Trust
               (File      Nos.      2-22019,       811-01241)(Accession      No.
               0000950156-95-000600) and incorporated herein by reference.

     (2) Amendment to Custodian Agreement with Investors Bank & Trust Company dated November 20, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 61 to the Registration Statement of Eaton Vance Growth Trust (File Nos. 2-22019, 811-01241) (Accession No. 0000950156-95-000833) and incorporated herein by reference.

     (3) Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated December 21, 1998 filed as Exhibit (g)(3) to the Registration Statement of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) (Accession No. 0000950156-99-000050) and
               incorporated herein by reference.

     (4) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

     (5) Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, File No. 333-32276, 811-05808, Amendment No. 5, filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

  (h)(1) Administrative Services Agreement between Eaton Vance Variable Trust (on behalf of each of its series listed on Schedule A attached) and Eaton Vance Management dated August 14, 2000 filed as Exhibit (h)(1) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565)
               and incorporated herein by reference.

     (2) Schedule A-1 to Administrative Services Agreement filed as Exhibit (h)(2) to the Trust's Pre-Effective Amendment No. 3 filed February 16, 2001 (Accession No. 0000950156-01-000095) and
               incorporated herein by reference.

     (3) Form of Participation Agreement filed as Exhibit (h)(3) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (4) Transfer Agency Agreement dated February 15, 2001 filed as Exhibit (h)(4)(a) to the Trust's Post-Effective Amendment No. 3 filed on March 28, 2004 (Accession No. 0000940394-04-000427) and
               incorporated herein by reference.

  (i)(1) Opinion of Internal Counsel dated February 25, 2005 filed as Exhibit (i) to the Trust's Post-Effective Amendment No. 3 filed on February 25, 2005 (Accession No. 0000940394-05-000185) and
               incorporated herein by reference.

     (2)       Consent of Internal Counsel dated April 27, 2005 filed herewith.

  (j)(1) Consent of Independent Registered Public Accounting Firm for Eaton Vance VT Floating-Rate Income Fund filed herewith.

     (2) Consent of Independent Registered Public Accounting Firm for Eaton Vance VT Worldwide Health Sciences Fund filed herewith.

  (m)(1) Service Plan adopted August 14, 2000 with attached Schedule A filed as Exhibit (m)(1) to the Trust's Pre-Effective Amendment No. 2 filed on November 17, 2000 (Accession No. 0000950156-00-000565) and incorporated herein by reference.

     (2) Schedule A-1 to Service Plan filed as Exhibit (m)(2) to the Trust's Pre-Effective Amendment No. 3 filed February 16, 2001 (Accession No. 0000950156-01-000095) and incorporated herein by reference.

  (p)(1)       Code of Ethics  adopted by the Eaton  Vance  Corp.,  Eaton  Vance
               Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, revised February 1, 2005, filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global Enhanced Equity Income Fund (File Nos. 33-122540, 811-21711) (Accession No. 0000898432-05-000098) filed February 4, 2005 and incorporated herein by reference.

     (2)       Amended  and  Restated  Code of Ethics as of  December  10,  2004
               adopted by OrbiMed Advisors LLC filed as Exhibit (p)(3) to Post-Effective Amendment No. 87 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) (Accession No. 0000940394-04-001173)
               filed December 23, 2004 and incorporated herein by reference.

  (q) Power of Attorney dated July 1, 2003 filed as Exhibit (q) to the Trust's Post-Effective Amendment No. 3 filed on March 28, 2004 (Accession No. 0000940394-04-000427) and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not applicable

ITEM 25. INDEMNIFICATION

     Article IV of the Registrant's Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote.
Article XI of the By-Laws contains indemnification provisions. Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The distribution agreement of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption "Management and Organization" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File

No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) Eaton Vance (File No. 801-15930) and OrbiMed (File No. 801-34429 )
filed with the Commission, all of which are incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

                Eaton Vance Advisers Senior Floating-Rate Fund
                Eaton Vance Growth Trust
                Eaton Vance Institutional Senior Floating-Rate Fund Eaton Vance Investment Trust
                Eaton Vance Municipals Trust
                Eaton Vance Municipals Trust II
                Eaton Vance Mutual Funds Trust
                Eaton Vance Prime Rate Reserves
                Eaton Vance Series Trust II
                Eaton Vance Special Investment Trust
                EV Classic Senior Floating-Rate Fund
                Eaton Vance Variable Trust

     (b)
         (1)                           (2)                          (3)
 Name and Principal           Positions and Offices        Positions and Offices
  Business Address*        with Principal Underwriter         with Registrant
  -----------------        --------------------------         ---------------

      Ira Baron                  Vice President                     None
    John Bercini                 Vice President                     None
     Chris Berg                  Vice President                     None
  Kate B. Bradshaw               Vice President                     None
    Timothy Breer                Vice President                     None
   Eric Caplinger                Vice President                     None
    Mark Carlson                 Vice President                     None
     Randy Clark                 Vice President                     None
  Daniel C. Cataldo       Vice President and Treasurer              None
  Patrick Cosgrove               Vice President                     None
     Raymond Cox                 Vice President                     None
    Peter Crowley                Vice President                     None
    Kevin Darrow                 Vice President                     None
    Derek Devine                 Vice President                     None
   Todd Dickinson                Vice President                     None
     John Dolan                  Vice President                     None
   James Durocher                Vice President                     None
   Alan R. Dynner       Vice President, Secretary and Clerk       Secretary
  Robert Ellerbeck               Vice President                     None
    Daniel Ethier                Vice President                     None
     Troy Evans                  Vice President                     None
     Vince Falbo                 Vice President                     None
 Richard A. Finelli              Vice President                     None
    Daniel Flynn                 Vice President                     None
     James Foley                 Vice President                     None
  Michael A. Foster              Vice President                     None
   Kathleen Fryer                Vice President                     None
Anne Marie Gallagher             Vice President                     None
  William M. Gillen           Senior Vice President                 None
  Hugh S. Gilmartin              Vice President                     None
    John Greenway                Vice President                     None
   Jorge Gutierrez               Vice President                     None
    Peter Hartman                Vice President                     None
   James B. Hawkes        Vice President and Director      President and Trustee
  Joseph Hernandez               Vice President                     None
   Perry D. Hooker               Vice President                     None
  Elizabeth Johnson              Vice President                     None
    Paul F. Jones                Vice President                     None
     Steve Jones                 Vice President                     None
   Lindsey Kidder                Vice President                     None

   Thomas P. Luka                Vice President                     None
    Coleen Lynch                 Vice President                     None
    John Macejka                 Vice President                     None
   Geoff Marshall                Vice President                     None
  Christopher Mason              Vice President                     None
    Judy Snow May                Vice President                     None
    Don McCaughey                Vice President                     None
   Andy McClelland               Vice President                     None
    Dave McDonald                Vice President                     None
     Tim McEwen                  Vice President                     None
  Morgan C. Mohrman           Senior Vice President                 None
     Don Murphy                  Vice President                     None
  James A. Naughton              Vice President                     None
    Joseph Nelson                Vice President                     None
   Mark D. Nelson                Vice President                     None
    Scott Nelson                 Vice President                     None
  Linda D. Newkirk               Vice President                     None
    James O'Brien                Vice President                     None
  James L. O'Connor              Vice President                   Treasurer
    Andrew Ogren                 Vice President                     None
     Philip Pace                 Vice President                     None
    Margaret Pier                Vice President                     None
    Shannon Price                Vice President                     None
    James Putman                 Vice President                     None
     James Queen                 Vice President                     None
    David Richman                Vice President                     None
      Tim Roach                  Vice President                     None
    Randy Skarda                 Vice President                     None
  Lawrence Sinsimer           Senior Vice President                 None
   Bill Squadroni                Vice President                     None
   Joseph Staszkiw               Vice President                     None
  William M. Steul         Vice President and Director              None
Cornelius J. Sullivan         Senior Vice President                 None
    Frank Sweeney                Vice President                     None
   Stefan Thielen                Vice President                     None
   Michael Tordone               Vice President                     None
   John M. Trotsky               Vice President                     None
    Jerry Vainisi                Vice President                     None
    John Vaughan                 Vice President                     None
     Chris Volf                  Vice President                     None
     Greg Walsh                  Vice President                     None
    Stan Weiland                 Vice President                     None
 Wharton P. Whitaker         President and Director                 None
   Greg Whitehead                Vice President                     None
   Mark Whitehouse               Vice President                     None
    Steve Widder                 Vice President                     None
   Charles Womack                Vice President                     None
   Joseph Yasinski               Vice President                     None
     Trey Young                  Vice President                     None
    Gregor Yuska                 Vice President                     None
------------------------------------------
*    Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109

     (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian. Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 29. MANAGEMENT SERVICES

     Not applicable

ITEM 30. UNDERTAKINGS

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on April 27, 2005.

                                EATON VANCE VARIABLE TRUST


                                By:     /s/ James B. Hawkes
                                        -----------------------------------
                                        James B. Hawkes, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in their capacities indicated on April 27, 2005.

Signature                       Title
---------                       -----

/s/ James B. Hawkes             President (Chief Executive Officer) and Trustee
----------------------------
James B. Hawkes

/s/ James L. O'Connor           Treasurer (Principal Financial and
----------------------------    Accounting Officer)
James L. O'Connor

Samuel L. Hayes, III*           Trustee
----------------------------
Samuel L. Hayes, III

Norton H. Reamer*               Trustee
----------------------------
Norton H. Reamer

William H. Park*                Trustee
----------------------------
William H. Park

Ronald A. Pearlman*             Trustee
----------------------------
Ronald A. Pearlman

Lynn A. Stout*                  Trustee
----------------------------
Lynn A. Stout

*By:  /s/ James B. Hawkes
      ----------------------------
      James B. Hawkes (As attorney-in-fact)

                                  EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.


Exhibit No.    Description
-----------    -----------

  (b)(4)       Amendment to By-Laws dated February 7, 2005

  (i)(2)       Consent of Internal Counsel

  (j)(1) Consent of Independent Registered Public Accounting Firm for Eaton Vance VT Floating-Rate Income Fund

     (2) Consent of Independent Registered Public Accounting Firm for Eaton Vance VT Worldwide Health Sciences Fund